Exhibit 99.2
BROOKWOOD PHARMACEUTICALS, INC.
AND SUBSIDIARY
AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

INDEPENDENT AUDITORS’ REPORT
March 26, 2007
The Board of Directors
Brookwood Pharmaceuticals, Inc. and Subsidiary
Birmingham, Alabama
We have audited the accompanying consolidated balance sheets of Brookwood Pharmaceuticals, Inc. and subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholder’s equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Brookwood Pharmaceuticals, Inc. and subsidiary as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Warren, Averett, Kimbrough & Marino, LLC
Birmingham, Alabama

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

	2006	2005

ASSETS
Current Assets
Cash and cash equivalents	$2,798,600	$543,733
Accounts receivable, net	4,319,202	2,269,759
Inventory	436,252	388,673
Prepayments and other current assets	279,780	186,045

Total Current Assets	7,833,834	3,388,210

Property and Equipment, net	5,367,802	2,814,977

Other Assets
Intangible assets, net	1,446,507	1,428,234
Other long-term assets	2,000	2,000
Deferred income taxes	—	90,000

	1,448,507	1,520,234

	$14,650,143	$7,723,421

See notes to consolidated financial statements.

	2006	2005

LIABILITIES AND STOCKHOLDER’S EQUITY
Current Liabilities
Accounts payable	$653,708	$1,108,941
Accounts payable — parent company	155,577	107,759
Accrued liabilities	211,559	161,117
Unearned revenue	3,310,644	1,455,044
Current portion of long-term debt	251,117	236,564
Deferred income taxes	45,000	20,000

Total Current Liabilities	4,627,605	3,089,425

Long-Term Debt	256,114	507,231

Deferred income taxes	6,000	—

Stockholder’s equity
8% cumulative preferred stock, par value $.01 per share; 1,000,000 shares authorized, issued and outstanding in 2006; aggregate liquidation preference of $9,168,917 in 2006	10,000	—
Common stock, par value $.01 per share; 1,000,000 shares authorized, 1,000 shares issued and outstanding	10	10
Additional paid-in capital	8,878,644	4,280,705
Retained earnings (deficit)	871,770	(153,950)

	9,760,424	4,126,765

	$14,650,143	$7,723,421

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Revenues
Contract revenues	$10,640,897	$6,432,622
Intellectual property revenues, net of direct expenses	48,822	168,008
Polymer revenue	2,031,620	1,026,896

	12,721,339	7,627,526
Cost of Sales
Direct expenses	4,733,458	3,351,356
Overhead	2,395,589	1,829,216

	7,129,047	5,180,572

Gross Margin	5,592,292	2,446,954

Other Operating Expenses
Research and development	467,896	96,172
General and administrative	2,945,941	2,034,045
Depreciation and amortization	722,956	461,769

	4,136,793	2,591,986

Income (Loss) from Operations	1,455,499	(145,032)

Other Income (Expense)
Interest income	69,746	2,955
Other income	52,256	—
Interest expense	(40,403)	(54,323)

	81,599	(51,368)

Net Income (Loss) before Income Taxes	1,537,098	(196,400)

Net Income Tax Expense (Benefit)	511,378	(42,450)

Net Income (Loss)	$1,025,720	$(153,950)

See notes to consolidated financial statements.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
DECEMBER 31, 2006 AND 2005

			Additional	Retained
	Preferred	Common	Paid-in	Earnings
	Stock	Stock	Capital	(Deficit)	Total

Balance at December 31, 2004	$—	$—	$—	$—	$—
Issuance of common stock and initial contribution of net assets	—	10	2,293,942	—	2,293,952
Additional cash contributions	—	—	1,500,000	—	1,500,000
Additional contributions of assets, at cost	—	—	423,546	—	423,546
Contribution of professional services, at cost	—	—	63,217	—	63,217
Net loss	—	—	—	(153,950)	(153,950)

Balance at December 31, 2005	—	10	4,280,705	(153,950)	4,126,765
Issuance of preferred stock	10,000	—	4,438,922	—	4,448,922
Stock-based compensation	—	—	159,017	—	159,017
Net income	—	—	—	1,025,720	1,025,720

Balance at December 31, 2006	$10,000	$10	$8,878,644	$871,770	$9,760,424

See notes to consolidated financial statements.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

Cash Flows from Operating Activities
Net income (loss)	$1,025,720	$(153,950)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	722,956	461,769
Stock-based compensation	159,017	—
Deferred income taxes	121,000	(70,000)
Provision for uncollectible accounts	—	12,000
Contribution of professional services for additional paid-in capital	—	63,217
Change in operating assets and liabilities:
Accounts receivable, net	(2,049,443)	(2,268,889)
Inventory	(47,579)	(366,917)
Prepayments and other current assets	(93,735)	(138,218)
Accounts payable	(455,233)	1,108,941
Accrued liabilities	50,442	75,859
Unearned revenue	1,855,600	1,412,883

Net Cash Provided by Operating Activities	1,288,745	136,695

Cash Flows from Investing Activities
Purchase of long-term investment	—	(2,000)
Payment for intangible assets	(215,567)	(202,651)
Capital expenditures	(629,565)	(789,325)

Net Cash Used by Investing Activities	(845,132)	(993,976)

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Continued)

	2006	2005

Cash Flows from Financing Activities
Principal payments on long-term debt	(236,564)	(206,755)
Advances from parent company	47,818	107,759
Contributions for additional paid-in capital	—	1,500,000
Proceeds from issuance of preferred stock	2,000,000	—
Proceeds from issuance of common stock	—	10

Net Cash Provided by Financing Activities	1,811,254	1,401,014

Increase in Cash and Cash Equivalents	2,254,867	543,733

Cash and Cash Equivalents at Beginning of Year	543,733	—

Cash and Cash Equivalents at End of Year	$2,798,600	$543,733

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for interest	$93,405	$54,323

Cash paid during the year for income taxes	$524,132	$27,550

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Purchase of equipment through capital lease	$—	$83,281

Net assets transferred and assigned by the Institute at inception as additional paid-in capital	$—	$2,293,942

Net assets contributed as additional paid-in capital:
Inventory	$—	$21,756
Property and equipment	2,448,922	7,363
Property and equipment-construction in progress	—	394,427

	$2,448,922	$423,546

Contribution of professional services as additional paid-in capital	$—	$63,217

See notes to consolidated financial statements.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE A — INCEPTION OF BUSINESS
Brookwood Pharmaceuticals, Inc. (Brookwood) was incorporated in November 2004 and began operations on January 1, 2005. Brookwood is a wholly-owned subsidiary of Southern Research Institute (the Institute), a not-for-profit entity.
The accompanying consolidated financial statements are comprised of the accounts of Brookwood Pharmaceuticals, Inc. and its wholly-owned subsidiary, Lakeshore Biomaterials, Inc. (Lakeshore). Upon consolidation, all material intercompany accounts and transactions between Brookwood and Lakeshore (collectively, the Company) have been eliminated.
The Company was formed to maximize the value of certain business activities at the Institute. Brookwood’s programs include feasibility studies, product development, process scale up, clinical trial manufacturing, and contract manufacturing performed for pharmaceutical, medical device, and drug delivery companies. Lakeshore designs, develops, and manufactures biodegradable polymers for pharmaceutical, medical device, and drug delivery companies and universities. The international customer base comprises approximately 59 percent of consolidated revenues and represents customers in Australia, France, Germany, Japan, and Switzerland. All international transactions use the United States Dollar as the functional currency.
Effective January 1, 2005, the Institute and Brookwood entered into an Asset Transfer Agreement and Intellectual Property Agreement pursuant to which the Institute transferred and assigned to Brookwood certain assets used or held for use in the drug delivery business. The following assets were transferred and assigned, and the following liabilities were assumed as of January 1, 2005:

Accounts receivable	$12,869
Prepayments	47,827
Property and equipment	1,788,512
Patents	572,152
Unearned revenue	(42,161)
Accrued liabilities	(85,257)

Net assets transferred and assigned	$2,293,942

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE A — INCEPTION OF BUSINESS — Continued
Additionally, in 2005 the Institute contributed and assigned assets to Lakeshore, and liabilities were assumed as follows:

Intangible assets	$840,669
Equipment	26,600
Long-term debt to Alkermes, net of imputed interest	(867,269)

Net assets transferred and assigned	$—

All assets and liabilities transferred and assigned in 2005 were at the Institute’s historical cost as the transfers were between entities under common control. Total net assets transferred and assigned in 2005 represent the Institute’s initial capital contribution to the Company.
NOTE B — SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company classifies all highly liquid investments with maturities of three months or less when purchased as cash equivalents. The Company maintains bank deposit accounts which, at times, may exceed federally insured limits.
Accounts Receivable
Accounts receivable are shown at the net amounts management estimates to be collectible. The Company uses the allowance method of accounting for returned goods and doubtful accounts based on management’s review of accounts and evaluation of historical bad debts and current accounts receivable.
Inventory
Inventory is valued at the lower of cost or market, with cost determined by the first-in, first-out (FIFO) method.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE B — SIGNIFICANT ACCOUNTING POLICIES — Continued
Intangible Assets
Intangible assets include the costs of acquiring and defending patents and licenses on technology developed by the Company. The costs of patents and licenses are being amortized using the straight-line method over their estimated useful lives, approximately 15 years. Other intangibles subject to amortization are being amortized over 3-5 years. Impairment of intangible assets is reviewed annually and the carrying value adjusted based on the probability of future benefit. Goodwill and other intangible assets that have indefinite useful lives are not amortized; however, these assets are evaluated at least annually for impairment.
Independent Research and Development Costs
Independent research and development (IR&D) is conducted by the Company under internal projects and under contracts for customers. IR&D costs incurred were $467,896 in 2006 ($96,172 in 2005) and are included in other operating expenses in the accompanying consolidated statements of operations.
Property and Equipment
Property and equipment, including assets under capital leases, are recorded at cost and are depreciated or amortized using the straight-line method over the following estimated useful lives of the assets or the period of the lease, whichever is shorter. Amortization of assets under capital leases is included in depreciation expense.

Building	18.5 years
Laboratory equipment and fixtures	5-20 years
Office furniture and equipment	5-10 years
Computer equipment and software	3-5 years
Income Taxes
The Company uses the asset and liability method to establish deferred tax assets and liabilities for the temporary differences between the financial reporting bases and the tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. Valuation allowances are established when necessary to reduce net deferred tax assets to the amount expected to be realized.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE B — SIGNIFICANT ACCOUNTING POLICIES — Continued
Revenue Recognition
Revenue is recognized at shipment for products sold and when fees for contract manufacturing and product development are earned.
The Company receives revenue from the licensing of intellectual property. Revenue is received in the form of license and option fees and royalties on drug sales. License and option fees are recognized as revenue when the earnings process is complete and the Company has no further continuing performance obligations and has completed its performance under the terms of the agreement. Royalties received on the sale of drugs licensed to third-parties are recognized as revenue based on receipt of the quarterly royalty payment and estimated for periods for which the royalty payment has not been received.
Stock-Based Compensation
The Company accounts for stock options under the provisions of Statement of Financial Accounting Standards (SFAS) No. 123(R), Share-Based Payment (as amended), effective January 1, 2006.
Management has determined that a similar publicly-held company is representative of the Company’s size and industry and has used the historical closing return values of that company to estimate volatility. Using the Black-Scholes-Merton option pricing model, management has determined that the options issued in 2006 have a fair value of $6.67 per share. Total compensation cost associated with these options is $426,016 and will be recognized over the service period that began on the grant date. Compensation cost recognized on options granted in 2006 was $159,017 ($99,017 after tax).
The assumptions used and the weighted average calculated value of options are as follows for the year ended December 31, 2006:

Risk-free interest rate	4.82%
Expected dividend yield	—
Expected volatility	47.41%
Expected life in years	5
Service period in years	5
Weighted average calculated value of options granted	$6.67

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE C — ACCOUNTS RECEIVABLE
The components of accounts receivable at December 31 are as follows:

	2006	2005

Billed	$3,708,308	$1,723,173
Unbilled	622,894	558,586

	4,331,202	2,281,759
Less allowances	12,000	12,000

	$4,319,202	$2,269,759

Accrued costs and profits on customer-sponsored development and manufacturing contracts included in unbilled receivables are billed as work is performed and accepted by the customer, generally during the Company’s calendar year. The Company estimates that unbilled receivables will be collectible within one year.
NOTE D — PROPERTY AND EQUIPMENT
The Company’s property and equipment consists of the following at December 31:

	2006	2005

Buildings and improvements	$3,770,277	$—
Laboratory equipment	1,864,859	1,411,506
Furniture and fixtures	225,895	142,250
Computer equipment	223,683	131,116
Leasehold improvements	—	1,321,355
Equipment under lease	83,281	83,281

	6,167,995	3,089,508
Less accumulated depreciation	800,193	274,531

	$5,367,802	$2,814,977

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE D — PROPERTY AND EQUIPMENT — Continued
Depreciation expense for the year ended December 31, 2006, was $525,662 ($274,531 in 2005).
NOTE E — INTANGIBLE ASSETS
Intangible assets consist of the following at December 31:

	2006	2005

Intangibles subject to amortization:
Alkermes supply agreement — Lakeshore	$140,544	$140,544
Customer list — Lakeshore	304,150	304,150
Drug master file — Lakeshore	32,000	32,000
Patents — Brookwood	990,370	774,803

	1,467,064	1,251,497
Less accumulated amortization	384,532	187,238

	1,082,532	1,064,259
Intangibles not subject to amortization:
Technology transfer — Lakeshore	299,520	299,520
Goodwill — Lakeshore	64,455	64,455

	363,975	363,975

	$1,446,507	$1,428,234

Amortization expense for the year ended December 31, 2006, was $197,294 ($187,238 in 2005.)

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE E — INTANGIBLE ASSETS — Continued
The estimated aggregate amortization expense for each of the five succeeding fiscal years, thereafter and in the aggregate for intangible assets subject to amortization is as follows:

2007	$206,436
2008	157,472
2009	155,797
2010	84,269
2011	76,973
Thereafter	401,585

$1,082,532

NOTE F — INCOME TAXES
Income tax expense (benefit) at December 31 is comprised as follows:

	2006	2005

Current tax expense	$390,378	$27,550
Deferred tax expense (benefit)	121,000	(70,000)

	$511,378	$(42,450)

As of December 31, 2005, the Company had an estimated $245,500 of federal and $695,000 of state net operating loss carryforwards that were used during 2006.
The difference between the Company’s effective tax rate and the statutory rate is due to nondeductible expenses.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets result primarily from the future benefit from deductions of accrued expenses and net operating loss carryforwards. The Company’s deferred tax liabilities result primarily from temporary differences in generally accepted accounting principles and tax basis for depreciation and prepaid expenses.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE F — INCOME TAXES — Continued
Deferred taxes at December 31 are as follows:

	2006	2005

Deferred tax assets	$—	$90,000
Deferred tax liabilities	(51,000)	(20,000)

Net deferred tax asset (liability)	$(51,000)	$70,000

NOTE G — LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS
As discussed in Note A, in 2005 the Institute transferred assets and liabilities from an acquisition transaction with Alkermes, Inc. (Alkermes). The debt agreement assumed calls for four annual payments of $250,000 beginning November 5, 2005 through 2008. The note is noninterest bearing, and a discount for interest has been imputed at 5.95 percent.
Interest expense in the amount of $35,678 has been recognized in 2006 for this debt ($52,319 in 2005).
The Company’s long-term debt is comprised of the following at December 31:

	2006	2005

Note payable to Alkermes, net of discount for imputed interest of $41,331 and $81,128 at December 31, 2006 and 2005, respectively	$458,669	$668,872

Capital lease obligations, interest at 7.5%	48,562	74,923

	507,231	743,795
Less current portion	251,117	236,564

	$256,114	$507,231

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE G — LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS — Continued
Long-term debt matures as follows:

2007	$251,117
2008	256,114

$507,231

NOTE H — STOCK OPTIONS
In 2005, the Board of Directors approved the Equity Incentive Plan (the Plan) which was established as a compensatory plan to enable the Company to attract and retain key employees, consultants, and directors of the Company and to provide an incentive for them to achieve long-range performance goals, to enable such individuals to participate in the long-term growth of the Company, and to enable the Company to continue to enlist and retain in its employ the best available talent for the successful conduct of its business. The Plan reserved 200,000 shares of the Company’s common stock to be available for grants of awards under the Plan. Types of awards under the Plan are: (1) stock options; (2) stock appreciation rights; (3) restricted stock; and (4) restricted stock units. During 2006, the Company granted 64,900 options at a price of $14.00 per share. The maximum term is 10 years from the date of the grant, and the options vest 25 percent per year from the date of the grant.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE H — STOCK OPTIONS — Continued
The following is an analysis of options to purchase shares of the Company’s stock issued and outstanding as of December 31, 2006:

		Weighted Average
	Shares	Exercise Price

Outstanding, beginning of year:	—	$—
Granted	64,900	14.00
Exercised	—	—
Cancelled	—	—
Forfeited	(1,000)	14.00

Outstanding, end of year	63,900	$14.00

As of December 31, 2006, no options were vested and exercisable. These options have a weighted average remaining contractual term of 9.28 years. Compensation cost of approximately $267,000 has not yet been recognized on nonvested awards. The weighted average period over which it is expected to be recognized is 2.06 years.
NOTE I — PREFERRED STOCK
During 2006, the Company issued 1,000,000 shares of $.01 par value, eight percent cumulative preferred stock to the Institute. The preferred stock was issued in recognition of capital contributions made by the Institute in 2005, amounting to $4,280,705, as well as additional consideration received in 2006. The consideration received in 2006 consisted of $2,000,000 cash and a building transferred from the Institute at its book value of $2,448,922. The preferred stock is redeemable at the option of the Company at $8.70 per share. The preferred stock generally votes together as a single class with the common stock and has one vote per share. Dividends in arrears at December 31, 2006, are $468,917.

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE J — EMPLOYEE BENEFIT PLAN
The Company participates in the Southern Research Institute contributory retirement plan available to all employees after they have attained certain age and service requirements. Employees may contribute a percentage of their pretax salary, not to exceed the maximum allowed under the Internal Revenue Code. Contributions by employees are matched in accordance with the plan agreements. The total expense for the year ended December 31, 2006, amounted to $245,812 for this plan ($167,438 in 2005).
NOTE K — RELATED PARTY TRANSACTIONS
As discussed in Note A, the Company is a wholly-owned subsidiary of Southern Research Institute. The Company pays for administrative and maintenance support provided by the Institute. Such expenses charged by the Institute totaled $563,167 in 2006 ($358,710 during 2005). Amounts due to the Institute at December 31, 2006, totaled $155,577 ($107,759 in 2005). See also Note M.
NOTE L — OPERATING LEASES
The Company leases office warehouse space and equipment under various operating leases that expire during the next one to five years. Rental expense under all operating leases for the year ended December 31, 2006, amounted to $136,590 ($245,772 in 2005). Future lease payments required under noncancelable operating leases having initial or remaining terms in excess of one year consisted of the following as of December 31:

2007	$143,553
2008	142,660
2009	143,455
2010	140,806
2011	21,330

$591,804

BROOKWOOD PHARMACEUTICALS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
NOTE M — COMMITMENTS AND CONTINGENCIES
In conjunction with Brookwood’s licensing agreement with the Institute, Brookwood is obligated to pay to the Institute royalties in the amount of 25 percent of Intellectual Property License Revenue as defined in the agreement. In 2006, Brookwood has accrued $24,074 for these royalties. The Institute waived such obligation as applicable to 2005 revenues.
The Company may potentially be involved in litigation arising from the normal course of business. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.
NOTE N — NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 requires the use of a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return and disclosures regarding uncertainties in income tax positions. Only tax positions that meet the “more likely than not” recognition threshold at the effective date may be recognized upon adoption of FIN 48. The Company is required to adopt FIN 48 effective for the year ending December 31, 2007. The cumulative effect of initially adopting FIN 48, if any, will be recorded as an adjustment to opening retained earnings in the year of adoption and will be presented separately. Management is currently evaluating the impact this new standard will have on its future results of operations and financial position.